Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Liberated Syndication, Inc. for the period ended September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Laurie A. Sims, President, Chief Operating Officer and Principal Executive Officer of Liberated Syndication, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Liberated Syndication, Inc.

/s/ Laurie A. Sims
Laurie A. Sims President, Chief Operating Officer and Principal Executive Officer November 16, 2020